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                                                                     EXHIBIT 4.2



     SERIES B                                                SERIES B
   COMMON STOCK                                            COMMON STOCK
      NUMBER                                                 SHARES
                           [TCI MUSIC, INC. LOGO]

 [MU            ]                                         [             ]


INCORPORATED UNDER THE                                SEE REVERSE FOR CERTAIN
 LAWS OF THE STATE OF                                       DEFINITIONS
      DELAWARE

                                                      CUSIP

                            SERIES B COMMON STOCK

This Certifies that




is the owner of


     FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES B COMMON STOCK OF THE
                       PAR VALUE OF $0.01 PER SHARE OF

                               TCI MUSIC, INC.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.


        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

        /s/ STEPHEN M. BRETT                             /s/ DAVID KOFF
        SECRETARY                                        PRESIDENT

                            [TCI MUSIC, INC. SEAL]


COUNTERSIGNED:
                                                          TRANSFER AGENT
                        THE BANK OF NEW YORK               AND REGISTRAR
                              (NEW YORK)


                                                         AUTHORIZED SIGNATURE



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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)



    Additional abbreviations may also be used though not in the above list.



        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

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           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE



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                                                                        Shares
  ----------------------------------------------------------------------

  of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                      Attorney
  --------------------------------------------------------------------

  to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



  Dated,
       ---------------------------------


                                   X
                                   -------------------------------------------


                                   X
                                   -------------------------------------------

                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.



  SIGNATURE(S) GUARANTEED:


  By
    ------------------------------------





        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.